UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 21, 2006


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


               000-13143                                 41-1223933
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        (Commission File Number)            (I.R.S. Employer Identification No.)

        5540 Pioneer Creek Drive
            Maple Plain, MN                               55359
-------------------------------------      -------------------------------------
(Address Of Principal Executive Offices)                (Zip Code)



                                 (763) 479-5300
                      -----------------------------------
               Registrant's Telephone Number, Including Area Code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3 through 8 are not applicable and therefore omitted.

ITEM 2.02         Results Of Operations And Financial Condition.

The Company hereby furnishes a press release issued on September 25, 2006 and attached hereto as Exhibit 99.1 disclosing material non-public information regarding the Company's results of operations for the quarter ending September 30, 2006.

ITEM 2.05         Costs Associated with Exit or Disposal Activities

On September 21, 2006, the board of directors approved a plan to accelerate end of life production for FSA flexible circuits in its Litchfield, Minnesota facility and discontinue use of that facility by the end of March 2007. Concurrent with FSA flexible circuit end of life production, the Company will also accelerate end of life production at its Eastlake, Ohio laminate material manufacturing facility, where it manufactures FSA flexible circuit laminate materials. In addition, the Company will also selectively reduce its indirect labor and general and administrative expenses at both its US and Thailand locations in order to reduce the Company's cost structure and ensure profitable future operations. The restructuring charge could total up to $6 million over the next twelve months. Included in the total are non-cash asset impairment charges of $2.0 million that will be recorded in the fiscal 2006 fourth quarter. The remaining expected restructuring charges will be recorded as the liabilities are incurred over the next twelve months. The additional cash related charges are expected to include severance costs of up to $2.0 million and facility abandonment costs of up to $2.0 million.

The Company expects annual cost savings of over $10 million once the transition is complete with interim cost savings being realized as the operation dispositions are completed. Capital expenditures related to the restructuring plan will be minimal.

ITEM 2.06         Material Impairments

On September 21, 2006, the Company's board of directors approved a plan to close the Company's Litchfield , Minnesota flexible circuit manufacturing facility and its Eastlake, Ohio laminate material manufacturing facility over the next six months in order to reduce the Company's cost structure and ensure profitable future operations. As a result, based on management's review of long lived assets as of September 21, 2006, it was determined that the value of the Company's manufacturing equipment located within those facilities was impaired. The review considered the cash flow related to the expected future use of those assets and resulted in the write down of those assets to their appraised value as discussed in Item 2.05.

ITEM 9.01         Financial Statements and Exhibits.

Exhibit No.        Description
99.1               Press Release issued September 25, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  INNOVEX, INC.

                                  By:  /s/ Douglas W. Keller
                                  -----------------------------------------
                                  Douglas W.  Keller
                                  Vice President, Finance

Date:   September 25, 2006